UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	November 23, 2021
(Date of earliest event reported)	November 17, 2021

ONE Gas, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 East Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 947-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03		Amendments to Articles of Incorporation or Bylaws

On and effective November 17, 2021, our Board of Directors approved and adopted amended and restated By-laws of the same date (the “Amended and Restated By-laws”), amending certain provisions of our existing by-laws. The Amended and Restated By-laws include certain changes to allow the Company’s lead independent director to call special meetings of the Board of Directors.

A copy of the Amended and Restated By-laws is filed as Exhibit 3.1 to this report, and its terms are incorporated herein by reference.

Item 5.04		Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On November 23, 2021, ONE Gas, Inc. (the “Company”) received notice from Fidelity Investments Institutional Services Company, advising of an upcoming blackout period with respect to the ONE Gas, Inc. 401(k) Plan and the ONE Gas, Inc. Profit Sharing Plan due to the merger of the ONE Gas, Inc. 401(k) Plan and the ONE Gas, Inc. Profit Sharing Plan, each of which include funds that are invested in the Company’s common stock. The blackout period is expected to begin on December 23, 2021 and to end during the week of January 3, 2022 (the “Blackout Period”).

On November 23, 2021 we provided a notice, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR under the Securities Exchange Act of 1934, as amended, to our directors and executive officers informing them that, during the Blackout Period, they will be restricted from purchasing, acquiring, selling or otherwise transferring our common stock except as otherwise permitted by Regulation BTR. A copy of such notice is filed hereto as Exhibit 99.1 and incorporated by reference herein.

Stockholders and other interested parties may obtain, without charge, the actual beginning and ending dates of the Blackout Period (during the Blackout Period and for a period of two years after the ending date of the Blackout Period) by contacting the Company’s Corporate Secretary by mail to: ONE Gas, Inc., c/o Corporate Secretary, 15 E. 5th Street, Tulsa, Oklahoma 74103 or by phone at 918-947-7000.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number	Description

3.1		Amended and Restated By-Laws of ONE Gas, Inc.

99.1		Notice to the Board of Directors and Executive Officers of ONE Gas, Inc. dated November 23, 2021.

104		Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date:	November 23, 2021	By:	/s/ Caron A. Lawhorn
Caron A. Lawhorn Senior Vice President and Chief Financial Officer

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